Exhibit 10.10

FIFTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Loan and Security Agreement is entered into as of November 2, 2018 (the “Amendment”), by and among ConversionPoint Technologies, Inc. (“Parent”), Push Holdings, Inc. (“Push Holdings”), Branded Response, Inc. (“Branded”), Tamble Inc. (“Tamble”), Comiseo, LLC (“Comiseo”), Push Interactive, LLC (“Push Interactive”), Push Properties LLC (“Push Properties”), Tremeta, LLC (“Tremeta”), Base Camp Technologies, LLC (“Base Camp”), Alpine Computing Systems, LLC (“Alpine”), SellPoints, Inc. (“SellPoints”), Montage Capital II, L.P. (“Montage”) and Partners for Growth IV, L.P. (“PFG”). Each of Montage and PFG are also referred to as a “Lender” and collectively referred to as the “Lenders”.

RECITALS

Parent, Push Holdings, Branded, Tamble, Comiseo, Push Interactive, Push Properties, Tremeta, Base Camp, SellPoints and Alpine (each, a “Borrower”) and Lenders are parties to that certain Loan and Security Agreement dated as of September 29, 2016 and as amended from time to time, including pursuant to that certain First Amendment to Loan and Security Agreement dated as of February 17, 2017, that certain Second Amendment to Loan and Security Agreement dated as of December 1, 2017, that certain Third Amendment to Loan and Security Agreement dated as of June 30, 2018 and that certain Fourth Amendment to Loan and Security Agreement dated as of September 28, 2018 (collectively, the “Agreement”). The parties desire to address (i) certain transactions contemplated by the Borrowers, (ii) certain Events of Defaults, and (iii) amendments to the Agreement, each in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.          CONSENT. Pursuant to Section 6.2 of the Agreement, and subject to Borrowers’ compliance with the conditions set forth herein, Lenders hereby consent to Parent entering into that certain Agreement and Plan of Merger dated as of November 2, 2018, by and among Parent, Conversionpoint Holdings, Inc., a Delaware corporation (“Holdings”), CPT Merger Sub, Inc., a Delaware corporation, Inuvo, Inc., a Nevada corporation, and CPT Cigar Merger Sub, Inc., a Nevada corporation (the “Merger Agreement”). The foregoing consent is limited solely to the execution of the Merger Agreement, and does not extend to the consummation of the Mergers (as defined in the Merger Agreement) or the other transactions set forth in the Merger Agreement, which remain subject to the covenants set forth in the Agreement and require Lenders’ prior written consent (which consent may be conditioned upon the satisfaction of various conditions specified by Lenders, including without limitation, the joinder of Holdings as a borrower under the Loan Agreement, compliance with all applicable covenants and terms set forth in the Agreement, and the delivery of such documents and information as Lenders may reasonably request and the completion of due diligence by Lenders, the results of which shall be satisfactory to the Lenders).

2.          ADDITIONAL COVENANT. Borrower shall promptly (and in any event within one (1) Business Day of execution), deliver to Lenders copies of the fully executed Merger Agreement, together with all schedules, exhibits and ancillary agreements and documents entered into in connection therewith, which shall be in form and substance substantially similar to the drafts provided to Lenders prior to the date hereof, without any material deviation.

3.          EVENTS OF DEFAULT; FORBEARANCE. Borrowers acknowledge that there are existing Events of Default arising from Borrowers’ failure to comply with each of the covenants set forth in Section 5.12 of the Agreement (the “Existing Defaults”). Borrower has notified Lenders that Borrowers expect not to comply with the covenants set forth in Section 5.3(a) of the Agreement for the period ending October 31, 2018 (the “Anticipated Default”). Subject to the conditions contained herein and performance by Borrower of all of the terms of the Agreement after the date hereof, Lenders forbear from exercising remedies arising out of the Existing Defaults and the Anticipated Default until the earlier to occur of (i) Borrowers; timely compliance with Section 5.12 of the Agreement as amended herein, upon which time the Existing Defaults and Anticipated Default shall automatically be waived, or (ii) the occurrence of an Event of Default after the date hereof, or (iii) February 15, 2019. Lenders do not forbear or waive Borrowers' obligations under such sections for any events other than the Existing Default and Anticipated Default, and Lenders do not waive any other failure by Borrower to perform its obligations under the Transaction Documents.

4.          The following is added as a new Section 1.6 to the end of Section 1 of the Agreement:

1.6           Forbearance Fee. As of November 2, 2018, Lenders have earned a forbearance fee in the amount of $37,500, of which $15,000 shall be paid on November 2, 2018. The remaining $22,500 shall be payable on the earlier of (i) the date all Advances are repaid or become due and payable or (ii) in three equal installments of $7,500 payable on December 1, 2018, January 1, 2019 and February 1, 2019.

5.          The following is added to the end of Section 5.3(a) of the Agreement:

Notwithstanding the foregoing, Borrowers shall not be deemed in breach of this Section 5.3(a) for the periods ending November 30, 2018, December 31, 2018 or January 31, 2019 as long as Borrowers’ Unrestricted Cash is at least $3,500,000, measured as of the last day of such month.

6.          Section 5.12 of the Agreement is amended and restated in its entirety to read as follows:

5.12         Co-Borrower Covenants. On or before November 21, 2018, Borrower shall deliver to Lender each of the following, in form and substance satisfactory to Lender, (a) evidence of the conversion of Indebtedness owing to Mattathias H. Oberman into equity securities or delivery of a fully executed subordination agreement; and (b) with respect to each to Borrower joined to this Agreement as of the Third Amendment Date: (i) account control agreements with respect to each account maintained by such Borrower (including (x) the accounts maintained at Chase Bank by Branded Response, Inc and Conversionpoint Technologies, Inc., (y) the account maintained at City National Bank by Conversionpoint Technologies, Inc., and (z) the accounts maintained by Comiseo, LLC, Push Interactive, LLC, Push Properties LLC, Tremeta, LLC and Tamble Inc. at Wells Fargo Bank), (ii) ACH authorization forms executed by each Borrower with respect to such accounts and (iii) insurance certificates with respect to each Borrower’s insurance policies. Notwithstanding the foregoing, Borrowers will not be deemed in breach of this Section 5.12 for failure to timely comply with the covenant set forth in clause (x) of the foregoing as long as (A) Borrowers deliver to Lenders copies of the month-end account statements from Chase Bank for such accounts along with a summary that lists all of Borrowers’ accounts (including account balances) within 30 days of the end of each month until Borrowers comply with clause (x) and (B) Borrowers comply with clause (x) on or before December 31, 2018.

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7.          Clause (h) of the definition of “Permitted Investments” set forth in Section 14 of the Agreement is amended and restated in its entirety to read as follows:

(h)          the Promissory Note in the principal amount of $125,000 issued by CPT Investments, LLC, a California limited liability company (“CPT SPY”), to ConversionPoint Technologies, Inc., in exchange for a cash Investment of $125,000, subject to Lenders’ receipt of the copies of the executed promissory note and note purchase agreement, along with the executed operating agreement of CPT SPY, which shall be in form and substance satisfactory to Lenders.

8.          Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Lenders under the Agreement, as in effect prior to the date hereof. The consents and waivers set forth herein shall not be deemed to be a consent to any other amendment, waiver or modification of any other term or condition of the Agreement or otherwise prejudice any right or remedy which Lenders may now have or may have in the future under or in connection with the Agreement. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

9.          Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and except as set forth above, no Event of Default has occurred and is continuing.

10.         This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

11.         As a condition to the effectiveness of this Amendment, Lenders shall have received, in form and substance satisfactory to Lenders, the following:

(a)          this Amendment, duly executed by Borrowers;

(b)          subordination agreements executed by executed by all of the holders of convertible notes listed on Exhibit B to the Agreement (other than G Enterprises LLC) or evidence of the conversion of such Indebtedness into the equity securities of Parent;

(c)          payment of a default and forbearance fee equal to $15,000 (to be allocated between the Lenders in accordance with their respective Pro Rata Share), plus an amount equal to all Lender Expenses incurred through the date of this Amendment; and

(d)          such other documents, and completion of such other matters, as Lenders may reasonably deem necessary or appropriate.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment to than and Security Agreement as of the first date above written.

BORROWERS:

CONVERSIONPOINT TECHNOLOGIES, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

SELLPOINTS, INC.

By:	/s/ Raghu Kilambi

Name:	Raghu Kilambi

Title:	Director

PUSH HOLDINGS, INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

BRANDED RESPONSE, INC.

By:	/s/ Robert Tallack

Name:	Robert Tallack

Title:	Chief Executive Officer

TAMBLE INC.

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment to than and Security Agreement as of the first date above written.

BORROWERS:

COMISEO, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

PUSH INTERACTIVE, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

PUSH PROPERTIES LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Chief Executive Officer

TREMETA, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	Manager

BASE CAMP TECHNOLOGIES, LLC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

ALPINE COMPUTING SYSTEMS, LIC

By:	/s/ Haig Newton

Name:	Haig Newton

Title:	CEO of Push Holdings, Inc., Managing Member

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment to than and Security Agreement as of the first date above written.

LENDERS:

MONTAGE CAPITAL II, L.P.

By:	/s/ Michael J. Rose

Name:	Michael J. Rose

Title:	Managing Director

PARTNERS FOR GROWTH IV, L.P.

By:	/s/ Geoffrey Allan

Name:	Geoffrey Allan

Title:	Manager, Partners for Growth IV, LLC its General Partner